UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2025

BYNORDIC ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41273	85-4529780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Pir 29
Einar Hansens Esplanad 29
211 13 Malmö
Sweden	211 13
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +46 707 29 41

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	BYNOU	OTC Pink Current Market
Class A common stock, par value $0.0001 per share	BYNO	OTC Pink Current Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BYNOW	OTC Pink Current Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2025, byNordic Acquisition Corporation (“BYNO”, the “Company”) issued a promissory note (the “Note”) in the principal amount of $300,000 to Achilles Capital AB (formerly named “DDM Debt AB”, the “Lender”), an affiliate of Water by Nordic AB, the Company’s sponsor. The proceeds of the Note will be used to provide the Company with general working capital.

The Note bears no interest and is payable in full upon the consummation of the Company’s initial business combination (the “Maturity Date”). A failure to pay the principal on the Maturity Date shall be deemed an event of default, in which case the Note may be accelerated. If the Company does not consummate an initial business combination, the Note will be repaid solely to the extent the Company has funds available outside its trust account established in connection with the Company’s initial public offering.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 1.01 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the annual meeting of stockholders held on August 6, 2025 (the “Annual Meeting”), byNordic Acquisition Corporation (the “Company”) filed an amendment to its Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State on August 8, 2025 (the “Charter Amendment”), to modify the terms and extend the date (the “Termination Date”) by which the Company has to consummate a business combination by allowing the Company, through resolution of the board of directors without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2025 to August 12, 2026, or such earlier date as determined by the Board in its sole discretion, unless the closing of a business combination shall have occurred prior thereto.

The Charter Amendment is filed as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 6, 2025 the Company held the Annual Meeting. On July 2, 2025, the record date for the Annual Meeting, there were 7,697,796 shares of common stock of the Company entitled to be voted at the Annual Meeting, 5,644,333 shares of common stock of the Company or 73.32% of which were represented in person or by proxy.

1.	Charter Amendment Proposal

Stockholders approved the proposal (the “the Charter Amendment Proposal”) to modify the terms and extend the date (the “Termination Date”) by which the Company has to consummate a business combination by allowing the Company, through resolution of the board of directors without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2025 to August 12, 2026, or such earlier date as determined by the board of directors in its sole discretion, unless the closing of a business combination shall have occurred prior thereto. The voting results were as follows:

Extension Amendment:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
5,644,333	0	0	0

2.	Directors Proposal

Stockholders approved the proposal to re-elect five (5) directors to serve until the 2026 annual meeting and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal, or death. The adoption of the Directors Proposal required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

Nominee	FOR	Withheld	Broker Non-Votes
Jonas Olsson	5,531,833	112,500	0
Anna Yukiko Bickenbach	5,644,333	0	0
Anders Norlin	5,531,833	112,500	0
Fredrik Elmberg	5,531,833	112,500	0
Steven Wasserman	5,531,833	112,500	0

Item 8.01. Other Events.

Shares Tendered for Redemption

In connection with the stockholders’ vote at the Annual Meeting on August 6, 2025, 571,053 shares were tendered for redemption.

Extension of Business Combination Period to August 12, 2026

As previously discussed, on August 6, 2025, the Company held an annual meeting of stockholders to consider, among other things, proposals to amend its amended and restated certificate of incorporation in order to extend the time Company has to consummate a business combination by allowing the Company, through resolution of the board of directors without another stockholder vote, to elect to extend the Termination Date by one month each time from August 12, 2025 to August 12, 2026, or such earlier date as determined by the board of directors in its sole discretion, unless the closing of a business combination shall have occurred prior thereto.

On August 11, 2025, the Company funded the extension by depositing $17,470 into the Trust Account, thereby extending the time available to the Company to consummate its initial business combination from August 12, 2025 to September 12, 2025.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Charter Amendment to the Amended and Restated Certificate of Incorporation of byNordic Acquisition Corporation dated August 8, 2025
10.1	Promissory Note dated as of August 5, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2025	BYNORDIC ACQUISITION CORPORATION

	By:	/s/ Thomas Fairfield
	Name:	Thomas Fairfield
	Title:	Chief Financial Officer

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